Q3 2020 Financial results November 5, 2020 EXHIBIT 99.2

FORWARD LOOKING STATEMENTS Statements in this presentation regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “expected,” “excited,” “guidance,” “believe,” “expect,” “may,” “outlook,” “forecast,” “intend,” “could,” “project,” “estimate,” “anticipate,” “should,” “plan” and similar terminology. These risks and uncertainties include factors such as: the impact of the global COVID-19 pandemic (“Pandemic”) and related measures taken by governmental or regulatory authorities to combat the Pandemic, including the impact of the Pandemic and these measures on the economies and demand for our products in the states where we sell them, and on our customers, suppliers, labor force, business, operations and financial performance; unpredictable weather and macroeconomic factors that may negatively impact the repair and remodel and new construction markets and the construction industry generally, especially in the state of Florida and the western United States, where the substantial portion of our sales are currently generated, and in the U.S. generally; changes in raw material prices, especially for aluminum, glass and vinyl, including, price increases due to the implementation of tariffs and other trade-related restrictions; our dependence on a limited number of suppliers for certain of our key materials; our dependence on our impact-resistant product lines and contemporary indoor/outdoor window and door systems, and on consumer preferences for those types and styles of products; the effects of increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, our acquisitions of NewSouth and Western Window Systems; our level of indebtedness, which increased in connection with our acquisition of Western Window Systems, and increased further in connection with our acquisition of NewSouth; increases in bad debt owed to us by our customers in the event of a downturn in the home repair and remodeling or new home construction channels in our core markets and our inability to collect such debt; the risks that the anticipated cost savings, synergies, revenue enhancement strategies and other benefits expected from our acquisitions of NewSouth and Western Window Systems may not be fully realized or may take longer to realize than expected or that our actual integration costs may exceed our estimates; increases in transportation costs, including due to increases in fuel prices; our dependence on our limited number of geographically concentrated manufacturing facilities; sales fluctuations to and changes in our relationships with key customers; federal, state and local laws and regulations, including unfavorable changes in local building codes and environmental and energy code regulations; risks associated with our information technology systems, including cybersecurity-related risks, such as unauthorized intrusions into our systems by “hackers” and theft of data and information from our systems, and the risks that our information technology systems do not function as intended or experience temporary or long-term failures to perform as intended; product liability and warranty claims brought against us; in addition to the acquisitions of NewSouth and Western Window Systems, our ability to successfully integrate businesses we may acquire in the future, or that any business we acquire may not perform as we expected when we acquired it; and the other risks and uncertainties discussed under “Risk Factors” in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended October 3, 2020, and “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 28, 2019 and our other SEC filings. Forward looking statements in this presentation include our expectations regarding: (i) driving brand recognition; (ii) attracting and retaining talented, dedicated leaders; (iii) investing in our business and scaling operations to capture increasing long-term demand; (iv) strategically allocating free cash flow in support of profitable growth; (v) building team and infrastructure to target sales in key segments; (vi) expanding presence in important growing channels; (vii) innovating products by collaborating with customers and investing in research and development; (viii) using brand strength along with digital and data to drive growth; (ix) expected margin growth from investment in continuous improvement; (x) strategic selling initiatives and marketing enhancements driving future sales; (xi) our ability to maintain a strong balance sheet and conservative capital structure, with a target leverage ratio of between 2 and 3 times; (xii) using strategic acquisitions to align with growth priorities expected to grow shareholder value over the long-term, expand into new regions, channels or products, and add technologies, enhanced manufacturing or supply chain capabilities; and (xiii) reasons to invest in PGT Innovations, including our national leadership in growing premium impact-resistant and indoor/outdoor window and door industry, expectation that we will continue to invest in talent and R&D, expectation that we will continue to focus on operational efficiencies to drive margin expansion, that execution of our strategy will create long-term customer and shareholder value, and our position of having diversified products which we expect to capture profitable growth in the new construction and repair and remodel channels. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances from the date of this presentation.

Use of Non-GAAP Financial Measures This presentation and the financial schedules include financial measures and terms not calculated in accordance with U.S. generally accepted accounting principles (GAAP). We believe that presentation of non-GAAP measures such as Adjusted net income, Adjusted net income per share, and Adjusted EBITDA provides investors and analysts with an alternative method for assessing our operating results in a manner that enables investors and analysts to more thoroughly evaluate our current performance compared to past performance. We also believe these non-GAAP measures provide investors with a better baseline for assessing our future earnings potential. The non-GAAP measures included in this release are provided to give investors access to types of measures that we use in analyzing our results. Adjusted net income consists of GAAP net income Adjusted for the items included in the accompanying reconciliation. Adjusted net income per share consists of GAAP net income per share Adjusted for the items included in the accompanying reconciliation. We believe these measures enable investors and analysts to more thoroughly evaluate our current performance as compared to the past performance and provide a better baseline for assessing the Company's future earnings potential. However, these measures do not provide a complete picture of our operations. Adjusted EBITDA consists of net income, Adjusted for the items included in the accompanying reconciliation. We believe that Adjusted EBITDA provides useful information to investors and analysts about the Company's performance because they eliminate the effects of period-to-period changes in taxes, costs associated with capital investments and interest expense. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes and thus does not reflect the actual funds generated from operations or available for capital investments. Our calculations of Adjusted net income and Adjusted net income per share, and Adjusted EBITDA are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP measures. Schedules that reconcile Adjusted net income, Adjusted net income per share, and Adjusted EBITDA to GAAP net income are included in the financial schedules accompanying this release. Adjusted EBITDA as used in the calculation of the net debt-to-Adjusted EBITDA ratio, consists of our Adjusted EBITDA as described above, but for the trailing twelve-month period, adjusted pursuant to the covenants contained in our credit agreements.

Strategic Framework for Profitable Growth 01. Drive brand recognition, loyalty and growth with customer-centric innovation 02. Attract and retain talented, dedicated leaders to drive our business 03. Invest in our business and scale our operations to capture increasing long-term demand 04. Strategically allocate free cash flow primarily to support profitable growth

Third Quarter key Messages Q3 2020 vs. Q3 2019 Net Sales $238.0M 20% ↑ Gross Profit $86.9M 24% ↑ Adj. EBITDA1 Margin 18.2% 0.5% ↑ 1. Refer to reconciliation to GAAP. Highlights Strong execution of selling and marketing initiatives in core Florida market Sales contribution of $27M from NewSouth exceeding expectations Margin improvement reflects impact of improved performance at Western, driven by significant operational improvements in direct labor and distribution

MARKET PERFORMANCE: LEGACY BUSINESS (SEBU[1] & WEBU[2])

YoY Order Growth, by Month SEBU[1]



38%
29%
6%
-10%
6%
19%
34%
43%
23%
Jan 2020
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

YoY Order Growth, by Month WEBU[2]



18%
23%
0%
-23%
-20%
-12%
-7%
-12%
12%
Jan 2020
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Legacy Backlog[3] ($M)



$72
$152
GROWTH
111%
Q3 2019
Q3 2020

Commentary

- Q3'20 total legacy orders up 26% YoY; order entry up 33% in legacy SEBU and down 2% in WEBU
- Q3'20 total legacy backlog up 111% YoY driven by
  - 137% increase in legacy SEBU
  - 9% increase in WEBU
- NewSouth retail orders increased 48% YoY in Q3'20; retail backlog of $45M at end of Q3'20 up over 150% YoY

INVENT. BUILD. DELIVER.

1. Southeastern Business Unit, excluding NewSouth; 2. Western Business Unit; 3. Excludes NewSouth.

6

Strategic Marketing driving lead generation and Sales Building Team and Infrastructure to Target Sales in Key Segments Legacy R&R dealers seeing strong lead conversion to order Multi-family / mixed use building pipeline of demand for commercial projects in the addressable Florida market Production Builders: Exclusive agreements with annual recurring revenues, adding new communities Expanding Presence in Important Growing Channels Big Box: Increasing number of stores carrying our products and the availability of special-order options Coastal States: Expanding legacy impact products through existing dealer channels, benefitting from awareness generated by several years of hurricanes spanning large geographical area Direct-to-consumer: New channel in 2020 with NewSouth Window Solutions – planning to add new retail showrooms over next 12 months; Western Window Systems launched retail store Skyewalls expansion in 2021 Innovating Products by Collaborating with Customers and Investing in R&D Changing builder preferences: To accommodate demand for a lower price-point, introduced CGI Sparta (value aluminum) and WWS 3700 Series (value vinyl) as large builders began to de-spec iLab innovation – Launched in 2019 as an incubator to distribute future innovative products through select dealers before producing on a larger scale; strong new product adoption Using Brand Strength along with Digital and Data to Drive Growth Data Driven Approach: Generating leads and using digital marketing to capture larger at-home audience during 2020; significant growth at NewSouth and legacy Florida business from execution of strategic selling and marketing initiatives

Q3 2020 RESULTS Q3 2020 vs. Q3 2019 Net Sales $238M 20% ↑ Gross Margin 36.5% 1.1% ↑ Adjusted EBITDA1 $43.3M 23.7% ↑ Adj. Diluted EPS1 $0.31 19.2% ↑ Highlights NewSouth sales contribution of $27M Organic sales increased 7% YoY: up 9% in legacy SEBU and down 5% in WEBU Organic growth of 13% YoY in Repair & Remodel and flat YoY in New Construction Margin improvement reflects impact of improved performance at Western; expecting favorable margins vs prior year to continue in Q4 Focusing on increasing manufacturing capacities 1. Refer to reconciliation to GAAP.

Balance sheet and Liquidity Update NET LEVERAGE Total Debt Outstanding $419.0M Less: Cash $99.3M Net Debt $319.7M TTM Adj EBITDA1 $145.0M Net Debt to Adj EBITDA1 2.2x LIQUIDITY PROFILE Cash $99.3M Unused Credit Capacity $76.0M Total Available Liquidity $175.3M Senior Notes (Aug 2026) $365.0M Revolving Credit (Oct 2022) $54.0M Total Debt Outstanding $419.0M Debt Maturity Schedule ($M) End of Q3 2020 Term Loan Senior Notes COMMENTARY Strong and flexible balance sheet $10M in total term loan paydowns made in Q3 2020 Net debt to TTM Adjusted EBITDA1 ratio of 2.2x pro forma for NewSouth acquisition. 1. Refer to reconciliation to GAAP.

Strong balance sheet 1. Net debt is total consolidated funded indebtedness as of the end of the respective quarter, calculated on an all-cash netted basis. Adjusted EBITDA is calculated in accordance with our credit agreement. Refer to reconciliation to GAAP. 2. Leverage ratio defined as net debt divided by trailing-twelve-month Adjusted EBITDA; refer to reconciliation to GAAP. Highlights Ended Q3 2020 with net debt of $320 million, down from $331 million in Q2 2020 Net debt to trailing-twelve month Adjusted EBITDA of 2.2 times, pro forma for NewSouth acquisition $10M in total debt paydowns in Q3 2020 given strong financial performance and growing backlog Net Debt1 and Leverage Ratio2 ACQUIRED ACQUIRED ACQUIRED ACQUIRED

Long-Term Capital Allocation priorities INTERNAL INVESTMENT Investment in continuous improvement expected to drive margin growth Strategic selling initiatives and marketing enhancements driving sales in 2020 and beyond 01 DEBT REDUCTION Expect to maintain a strong balance sheet and conservative capital structure Long-term target Leverage Ratio of 2x – 3x 02 STRATEGIC ACQUISITIONS Aligned with growth priorities and expected to grow shareholder value over the long-term Expansion into new regions, channels or products Addition of technologies, enhanced manufacturing or supply chain capabilities 03

Why Invest in PGT Innovations 01 National leader in growing premium impact-resistant and indoor / outdoor window and door category 02 Expect to continue investing in talent and R&D to remain an industry leader in innovation and product development 03 Continued focus on operational efficiencies expected to drive additional margin expansion 04 Execution of our strategy expected to create long-term customer and shareholder value 05 Well positioned with diversified product portfolio to capture profitable growth in new construction and R&R channels

Q&A

Appendix Reconciliation to Adjusted Net Income, Adjusted Net Income per Share-diluted, Adjusted EBITDA, and Adjusted EBITDA per our bank covenants

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands, except per share amounts) THREE MONTHS ENDED October 3, 2020 AND September 28, 2019 THREE MONTHS ENDED 10/3/2020 9/28/2019

Reconciliation of GAAP to NON-gaap MEASURES unaudited - in thousands, except per share amounts) THREE MONTHS ENDED October 3, 2020 AND September 28, 2019

Reconciliation of GAAP to NON-gaap MEASURES (in MILLIONS)

Reconciliation of GAAP to NON-gaap MEASURES Represents the total of the adjustments consistent with previously published and publicly available earnings releases as issued by the Company relating to the period for which the total adjustments is presented. Beginning in 2018, the Company updated its reporting of Adjusted EBITDA for its publicly issued earnings to exclude non-cash stock-based compensation expense. As such, the total of the adjustments per previously published earnings as presented herein will not agree to the total adjustments as previously issued for periods prior to 2018, as they have been revised as a result of this change in presentation. Calculated in accordance with covenants pursuant to the Company’s then existing credit agreements, which includes adjustments for expected cost savings, operating expense reductions and synergies related to acquisitions, as well as the earnings of acquired entities on a pro forma basis for any pre-acquisition period within the trailing twelve-months relating to the period of the calculation.